Exhibit 99.1

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Management			Mutual Funds			Private Wealth Management			Asset Servicing
	2004	2003	2002	2004	2003	2002	2004	2003	2002	2004	2003	2002
Revenue:
Investment management	$740	$549	$494	$542	$553	$604	$300	$275	$277	$—	$—	$—
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	9	10	4	—	(4)	4	9	9	11	478	422	434
Securities lending revenue	—	—	—	—	—	—	—	—	—	76	69	75
Transfer revenue	51	36	38	(59)	(56)	(59)	4	10	17	(2)	2	(2)

Total trust and investment fee revenue	800	595	536	483	493	549	313	294	305	552	493	507
Other fee revenue	19	17	12	(2)	—	(6)	12	14	15	220	192	162
Net interest revenue (expense)	(15)	(17)	(28)	(5)	(4)	7	212	223	209	69	82	95

Total revenue	804	595	520	476	489	550	537	531	529	841	767	764
Credit quality expense	—	—	—	—	—	—	1	1	—	—	—	—
Total operating expense	572	471	442	309	320	338	316	293	278	662	612	572

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	232	124	78	167	169	212	220	237	251	179	155	192
Income taxes (benefits)	79	44	30	57	60	85	75	84	89	62	55	67

Income (loss) from continuing operations before cumulative effect of accounting change	153	80	48	110	109	127	145	153	162	117	100	125
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	153	80	48	110	109	127	145	153	162	117	100	125
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$153	$80	$48	$110	$109	$127	$145	$153	$162	$117	$100	$125

Average loans	$—	$—	$—	$—	$—	$—	$3.4	$2.9	$2.7	$0.1	$—	$—
Average assets (b)	$1.4	$1.3	$1.2	$0.6	$0.7	$0.7	$6.2	$5.5	$5.0	$7.2	$5.8	$4.7
Average deposits	$—	$—	$—	$—	$—	$—	$5.3	$4.6	$4.4	$5.8	$4.2	$3.4
Average common equity	$0.6	$0.5	$0.2	$0.2	$0.2	$0.4	$0.5	$0.4	$0.2	$0.6	$0.6	$0.5
Average Tier I preferred equity	$0.3	$0.3	$—	$0.1	$0.1	$—	$0.2	$0.2	$—	$0.1	$0.1	$—

Market value of assets under management at period end (in billions)(c)	$526	$466	$373	$133	$143	$164	$48	$48	$44	$—	$—	$—

Market value of assets under administration or custody at period end (in billions)	$8	$10	$6	$—	$—	$—	$26	$23	$18	$3,199	$2,688	$2,129

Return on common equity (d)	27%	18%	23%	51%	47%	31%	30%	36%	77%	20%	18%	26%
Pretax operating margin (d)	29%	21%	15%	35%	35%	38%	41%	45%	48%	21%	20%	25%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	Reflects the change of investment advisor and subsequent transfer of securities lending assets from the Asset Servicing sector to the Institutional Asset Management sector. Prior periods have been reclassified. The fees earned on these assets are shown as securities lending revenue in the Asset Servicing sector.
(d)	On a continuing operations basis.
n/m	- not meaningful
Notes:	In the fourth quarter of 2004, the Corporation adopted discontinued operations accounting for certain businesses in Australia that were previously included primarily in the Institutional Asset Management sector. The results of these businesses have been removed from the applicable sector and accounted for as discontinued operations. Prior periods have been reclassified.

In the fourth quarter of 2004, expense reimbursements from joint ventures were recorded as other revenue. Previously, expense reimbursements were reported as a reduction of various expenses.

The impact of this reclassification was to increase both revenue and expense. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Human Resources & Investor Solutions			Treasury Services			Total Core Sectors			Other Activity			Consolidated Results
	2004	2003	2002	2004	2003	2002	2004	2003	2002	2004	2003	2002	2004	2003	2002
Revenue:
Investment management	$35	$36	$39	$—	$—	$—	$1,617	$1,413	$1,414	$—	$—	$—	$1,617	$1,413	$1,414
Human resources & investor solutions	916	944	1,020	—	—	—	916	944	1,020	2	—	—	918	944	1,020
Institutional trust and custody	—	—	—	2	1	1	498	438	454	5	(1)	(1)	503	437	453
Securities lending revenue	—	—	—	—	—	—	76	69	75	—	—	—	76	69	75
Transfer revenue	(2)	—	(1)	7	8	7	(1)	—	—	1	—	—	—	—	—

Trust and investment fee revenue	949	980	1,058	9	9	8	3,106	2,864	2,963	8	(1)	(1)	3,114	2,863	2,962
Other fee revenue (a)	4	(1)	3	365	367	345	618	589	531	374	260	208	992	849	739
Net interest revenue (expense) (b)	19	3	(25)	302	399	440	582	686	698	(108)	(100)	(75)	474	586	623

Total revenue	972	982	1,036	676	775	793	4,306	4,139	4,192	274	159	132	4,580	4,298	4,324
Credit quality expense	—	—	—	—	6	6	1	7	6	(12)	—	166	(11)	7	172
Total operating expense	916	1,019	983	425	430	429	3,200	3,145	3,042	176	91	59	3,376	3,236	3,101

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	56	(37)	53	251	339	358	1,105	987	1,144	110	68	(93)	1,215	1,055	1,051
Income taxes (benefits) (c)	19	(16)	17	86	120	127	378	347	415	37	25	(34)	415	372	381

Income (loss) from continuing operations before cumulative effect of accounting change	37	(21)	36	165	219	231	727	640	729	73	43	(59)	800	683	670
Cumulative effect of accounting change (d)	—	—	—	—	—	—	—	—	—	—	(7)	—	—	(7)	—

Income from continuing operations	37	(21)	36	165	219	231	727	640	729	73	36	(59)	800	676	670
Income from discontinued operations after-tax (d)	—	—	—	—	—	—	—	—	—	—	—	—	(4)	25	12

Net income (loss)	$37	$(21)	$36	$165	$219	$231	$727	$640	$729	$73	$36	$(59)	$796	$701	$682

Average loans	$—	$—	$—	$2.9	$3.5	$5.3	$6.4	$6.4	$8.0	$0.9	$1.3	$1.4	$7.3	$7.7	$9.4
Average assets (e)	$1.5	$1.8	$1.4	$9.4	$10.9	$11.2	$26.3	$26.0	$24.2	$7.6	$7.4	$8.6	$34.0	$33.9	$33.7
Average deposits	$0.8	$0.4	$0.1	$7.9	$9.3	$9.8	$19.8	$18.5	$17.7	$0.6	$1.0	$1.3	$20.4	$19.5	$19.0
Average common equity	$0.4	$0.4	$0.3	$0.9	$1.1	$1.0	$3.2	$3.2	$2.6	$0.6	$0.3	$0.8	$3.8	$3.5	$3.4
Average Tier I preferred equity	$0.2	$0.2	$—	$0.1	$0.1	$0.2	$1.0	$1.0	$0.2	$—	$—	$0.8	$1.0	$1.0	$1.0

Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$707	$657	$581	$—	$—	$—	$707	$657	$581

Market value of assets under administration or custody at period end (in billions)	$107	$114	$116	$—	$—	$—	$3,340	$2,835	$2,269	$—	$—	$—	$3,340	$2,835	$2,269

Return on common equity (f)	10%	-5%	13%	17%	20%	23%	23%	20%	28%	n/m	n/m	n/m	21%	19%	20%
Pretax operating margin (f)	6%	-4%	5%	37%	44%	45%	26%	24%	27%	n/m	n/m	n/m	27%	25%	24%

(a)	Consolidated results include FTE impact of $42 million, $43 million and $42 million for 2004, 2003 and 2002, respectively.
(b)	Consolidated results include FTE impact of $16 million, $16 million and $12 million for 2004, 2003 and 2002, respectively.
(c)	Consolidated results include FTE impact of $58 million, $59 million and $54 million for 2004, 2003 and 2002, respectively.
(d)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(e)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations (including assets of the fixed income trading business) of $0.1 billion, $0.5 billion and $0.9 billion for 2004, 2003 and 2002, respectively.
(f)	On a continuing operations basis.
n/m	- not meaningful

Notes:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector in the third quarter of 2003, the results of its online financial planning and advice services were moved from the HR& IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that resulted in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.

In the fourth quarter of 2004, the Corporation adopted discontinued operations accounting for certain businesses in Australia that were previously included primarily in the Institutional Asset Management sector. The results of these businesses have been removed from the applicable sector and accounted for as discontinued operations. Prior periods have been reclassified.

In the fourth quarter of 2004, expense reimbursements from joint ventures were recorded as other revenue. Previously, expense reimbursements were reported as a reduction of various expenses. The impact of this reclassification was to increase both revenue and expense. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

INSTITUTIONAL ASSET MANAGEMENT - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management	$132	$118	$112	$132	$107	$122	$130	$190	$183	$164	$160	$233
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	1	1	1	1	1	4	2	3	2	2	3	2
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue (a)	11	10	10	7	7	10	9	10	12	15	10	14

Trust and investment fee revenue	144	129	123	140	115	136	141	203	197	181	173	249
Other fee revenue	4	2	1	5	3	3	5	6	10	(1)	3	7
Net interest revenue (expense)	(7)	(7)	(8)	(6)	(4)	(4)	(5)	(4)	(4)	(4)	(3)	(4)

Total revenue	141	124	116	139	114	135	141	205	203	176	173	252
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	110	101	104	127	105	108	112	146	135	127	125	185

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	31	23	12	12	9	27	29	59	68	49	48	67
Income taxes (benefits)	12	9	4	5	3	10	11	20	25	17	15	22

Income (loss) from continuing operations before cumulative effect of accounting change	19	14	8	7	6	17	18	39	43	32	33	45
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	19	14	8	7	6	17	18	39	43	32	33	45
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$19	$14	$8	$7	$6	$17	$18	$39	$43	$32	$33	$45

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$1.2	$1.2	$1.3	$1.3	$1.4	$1.3	$1.3	$1.3	$1.4	$1.4	$1.5	$1.6
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.5	$0.5	$0.5	$0.5	$0.6	$0.6	$0.6	$0.6
Average Tier I preferred equity	$—	$—	$—	$—	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.4

Market value of assets under management at period end (in billions)(d)	$395	$377	$357	$373	$372	$409	$433	$466	$491	$491	$489	$526

Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$6	$6	$8	$9	$10	$7	$6	$8	$8

Return on common equity (e)(f)	34%	26%	15%	15%	5%	16%	16%	32%	33%	24%	22%	30%
Pretax operating margin (e)	22%	19%	11%	9%	8%	20%	20%	29%	33%	28%	27%	27%

(a)	Consists largely of sub-advisory and distribution fees credited to the Institutional Asset Management sector by the Mutual Fund sector.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(d)	Reflects the change of investment advisor and subsequent transfer of Securities Lending assets from the Asset Servicing sector to the Institutional Asset Management sector. Prior period data has been reclassified. Includes securities lending assets of $77 billion, $82 billion, $86 billion and $87 billion in the first, second, third and fourth quarters, respectively, of 2004, $53 billion, $59 billion, $63 billion, and $66 billion in the first, second, third and fourth quarters, respectively, of 2003, and $45 billion, $43 billion, $48 billion, and $45 billion in the first, second, third and fourth quarters, respectively, of 2002. The fees earned on these assets are shown as securities lending revenue in the Asset Servicing sector.
(e)	On a continuing operations basis.
(f)	Ratios are annualized.

Notes:	In the fourth quarter of 2004, the Corporation adopted discontinued operations accounting for certain businesses in Australia that were previously included primarily in the Institutional Asset Management sector. The results of these businesses have been removed from the applicable sector and accounted for as discontinued operations. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

MUTUAL FUNDS - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management	$155	$156	$150	$143	$138	$138	$140	$137	$138	$137	$134	$133
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	3	2	—	(1)	(1)	(1)	(3)	1	(1)	1	—	—
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue (a)	(16)	(15)	(15)	(13)	(13)	(15)	(14)	(14)	(15)	(14)	(15)	(15)

Trust and investment fee revenue	142	143	135	129	124	122	123	124	122	124	119	118
Other fee revenue	(2)	—	(2)	(2)	—	—	(1)	1	(1)	(1)	—	—
Net interest revenue (expense)	2	1	2	2	(2)	(1)	—	(1)	(1)	(2)	(1)	(1)

Total revenue	142	144	135	129	122	121	122	124	120	121	118	117
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	84	86	83	85	77	79	80	84	77	77	77	78

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	58	58	52	44	45	42	42	40	43	44	41	39
Income taxes (benefits)	24	23	22	16	16	15	15	14	15	16	13	13

Income (loss) from continuing operations before cumulative effect of accounting change	34	35	30	28	29	27	27	26	28	28	28	26
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	34	35	30	28	29	27	27	26	28	28	28	26
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$34	$35	$30	$28	$29	$27	$27	$26	$28	$28	$28	$26

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6	$0.5	$0.6	$0.6	$0.5
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.4	$0.4	$0.4	$0.4	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Average Tier I preferred equity	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1

Market value of assets under management at period end (in billions)	$164	$164	$162	$164	$152	$157	$146	$143	$141	$142	$134	$133

Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Return on common equity (d)(e)	36%	34%	29%	26%	51%	47%	47%	44%	51%	54%	52%	46%
Pretax operating margin (d)	41%	40%	39%	34%	37%	35%	34%	32%	36%	36%	35%	33%

(a)	Consists of sub-advisory and distribution fees credited to other sectors.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management	$73	$70	$69	$65	$65	$65	$69	$76	$74	$75	$74	$77
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	3	4	2	2	2	2	2	3	2	2	3	2
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	4	5	4	4	3	2	4	1	2	1	1	—

Trust and investment fee revenue	80	79	75	71	70	69	75	80	78	78	78	79
Other fee revenue	4	1	5	5	3	4	3	4	4	2	2	4
Net interest revenue (expense)	54	54	52	49	58	59	55	51	52	55	53	52

Total revenue	138	134	132	125	131	132	133	135	134	135	133	135
Credit quality expense	1	—	(1)	—	—	—	—	1	—	1	—	—
Operating expense	70	66	68	74	68	73	76	76	77	78	78	83

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	67	68	65	51	63	59	57	58	57	56	55	52
Income taxes (benefits)	24	25	23	17	22	21	20	21	20	20	18	17

Income (loss) from continuing operations before cumulative effect of accounting change	43	43	42	34	41	38	37	37	37	36	37	35
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	43	43	42	34	41	38	37	37	37	36	37	35
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$43	$43	$42	$34	$41	$38	$37	$37	$37	$36	$37	$35

Average loans	$2.5	$2.7	$2.8	$2.7	$2.7	$2.8	$2.9	$3.1	$3.3	$3.4	$3.4	$3.5
Average assets (b)	$5.1	$5.0	$4.8	$5.0	$5.4	$5.5	$5.5	$5.6	$6.0	$6.2	$6.3	$6.4
Average deposits	$4.5	$4.4	$4.3	$4.5	$4.6	$4.6	$4.6	$4.7	$5.0	$5.3	$5.4	$5.5
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.4	$0.4	$0.4	$0.5	$0.5	$0.5	$0.5	$0.5
Average Tier I preferred equity	$—	$—	$—	$—	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.1

Market value of total client assets at period end (in billions)(c)	$74	$70	$64	$66	$64	$69	$71	$75	$76	$76	$76	$78

Return on common equity (d)(e)	84%	82%	78%	65%	39%	36%	35%	34%	31%	30%	31%	28%
Pretax operating margin (d)	48%	51%	49%	41%	48%	45%	43%	43%	43%	41%	41%	38%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	Includes assets under management, less amounts subadvised for other sectors, of $47 billion, $46 billion, $47 billion and $50 billion in the first, second, third and fourth quarters, respectively, of 2004, $40 billion, $44 billion, $45 billion, and $47 billion in the first, second, third and fourth quarters, respectively, of 2003, and $47 billion, $44 billion, $40 billion, and $42 billion in the first, second, third and fourth quarters,respectively, of 2002.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	104	111	112	107	100	105	104	113	120	118	113	127
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16	18
Transfer revenue	(1)	(1)	(1)	1	1	—	—	1	—	(2)	—	—

Trust and investment fee revenue	122	134	127	124	116	127	120	130	138	140	129	145
Other fee revenue	38	42	46	36	50	40	56	46	62	62	45	51
Net interest revenue (expense)	28	24	22	21	20	23	21	18	14	18	17	20

Total revenue	188	200	195	181	186	190	197	194	214	220	191	216
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	136	142	146	148	145	147	157	163	163	163	160	176

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	52	58	49	33	41	43	40	31	51	57	31	40
Income taxes (benefits)	18	21	18	10	15	15	14	11	18	20	10	14

Income (loss) from continuing operations before cumulative effect of accounting change	34	37	31	23	26	28	26	20	33	37	21	26
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	34	37	31	23	26	28	26	20	33	37	21	26
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$34	$37	$31	$23	$26	$28	$26	$20	$33	$37	$21	$26

Average loans	$—	$—	$—	$—	$—	$0.1	$—	$—	$0.1	$0.1	$—	$—
Average assets (b)	$4.5	$4.6	$4.9	$4.8	$5.4	$5.7	$6.1	$6.2	$7.1	$6.8	$7.0	$8.0
Average deposits	$3.2	$3.4	$3.4	$3.4	$3.5	$4.2	$4.5	$4.6	$5.5	$5.4	$5.8	$6.5
Average common equity	$0.4	$0.5	$0.4	$0.5	$0.5	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6
Average Tier I preferred equity	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of securities lending assets at period end (in billions)(c)	$45	$43	$44	$41	$45	$51	$53	$55	$64	$68	$73	$74
Market value of assets under administration or custody at period end (in billions)	$2,162	$2,066	$2,071	$2,129	$2,157	$2,369	$2,463	$2,688	$2,793	$2,826	$2,946	$3,199
Return on common equity (d)(e)	29%	32%	26%	18%	21%	19%	18%	13%	22%	25%	14%	18%
Pretax operating margin (d)	28%	29%	25%	19%	22%	23%	20%	16%	24%	26%	16%	19%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	Included as assets under management in the Institutional Asset Management sector. Fees on those assets are recorded above as securities lending revenue.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

Notes:	In the fourth quarter of 2004, expense reimbursements from joint ventures were recorded as other revenue. Previously, expense reimbursements were reported as a reduction of various expenses. The impact of this reclassification was to increase both revenue and expense. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

HUMAN RESOURCES & INVESTOR SOLUTIONS - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (f)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management (a)	$10	$11	$9	$9	$8	$9	$9	$10	$10	$9	$8	$8
Human resources & investor solutions	269	264	232	255	240	245	229	230	233	232	220	231
Institutional trust and custody	—	—	—	—	—	—	—	—	—	—	—	—
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	—	—	—	(1)	—	(1)	1	—	(1)	(1)	1	(1)

Trust and investment fee revenue	279	275	241	263	248	253	239	240	242	240	229	238
Other fee revenue	(3)	—	5	1	1	(3)	1	—	—	1	2	1
Net interest revenue (expense)	(7)	(6)	(6)	(6)	(4)	—	2	5	4	4	5	6

Total revenue	269	269	240	258	245	250	242	245	246	245	236	245
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense	247	252	240	244	243	254	285	237	230	230	220	236

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	22	17	—	14	2	(4)	(43)	8	16	15	16	9
Income taxes (benefits)	8	5	—	4	—	(2)	(17)	3	6	5	5	3

Income (loss) from continuing operations before cumulative effect of accounting change	14	12	—	10	2	(2)	(26)	5	10	10	11	6
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	14	12	—	10	2	(2)	(26)	5	10	10	11	6
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$14	$12	$—	$10	$2	$(2)	$(26)	$5	$10	$10	$11	$6

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$1.3	$1.3	$1.5	$1.5	$1.7	$1.7	$1.8	$1.8	$1.4	$1.4	$1.5	$1.6
Average deposits	$0.1	$0.1	$0.1	$0.1	$0.1	$0.3	$0.4	$0.6	$0.7	$0.8	$0.9	$0.9
Average common equity	$0.3	$0.3	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4	$0.4	$0.3	$0.4	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Market value of assets under administration or custody at period end (in billions)	$136	$121	$114	$116	$112	$107	$110	$114	$110	$103	$101	$107
Return on common equity (d)(e)	21%	16%	1%	14%	1%	0%	-25%	4%	11%	11%	12%	7%
Pretax operating margin (d)	8%	6%	0%	5%	0%	-1%	-18%	3%	7%	6%	7%	4%

(a)	Earned from mutual fund investments in employee benefit plans administered in this sector.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.
(f)	The third quarter of 2003 includes a pre-tax charge of $47 million associated with severance ($29 million), software and fixed asset write-downs ($15 million) and other expenses ($3 million).

Notes:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector in the third quarter of 2003, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity. Prior periods have been reclassified.

In the fourth quarter of 2004, the Corporation adopted discontinued operations accounting for certain businesses in Australia that were previously included primarily in the Institutional Asset Management sector. The results of these businesses have been removed from the applicable sector and accounted for as discontinued operations. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TREASURY SERVICES - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	—	—	—
Institutional trust and custody	—	—	—	1	—	—	—	1	—	1	—	1
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	2	2	2	1	2	3	1	2	2	1	2	2

Trust and investment fee revenue	2	2	2	2	2	3	1	3	2	2	2	3
Other fee revenue	82	84	90	89	87	87	100	93	92	91	91	91
Net interest revenue (expense)	108	114	114	104	109	108	97	85	81	80	70	71

Total revenue	192	200	206	195	198	198	198	181	175	173	163	165
Credit quality expense	1	—	2	3	4	—	1	1	—	(1)	1	—
Operating expense	104	105	106	114	106	104	111	109	104	103	105	113

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	87	95	98	78	88	94	86	71	71	71	57	52
Income taxes (benefits)	31	34	35	27	31	33	31	25	25	26	18	17

Income (loss) from continuing operations before cumulative effect of accounting change	56	61	63	51	57	61	55	46	46	45	39	35
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	56	61	63	51	57	61	55	46	46	45	39	35
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$56	$61	$63	$51	$57	$61	$55	$46	$46	$45	$39	$35

Average loans	$5.3	$5.5	$5.4	$5.1	$4.0	$3.7	$3.4	$3.1	$3.1	$3.1	$2.7	$2.8
Average assets (b)	$9.8	$9.3	$12.5	$13.2	$14.1	$10.1	$10.4	$9.1	$9.0	$9.3	$9.3	$10.1
Average deposits	$8.5	$8.0	$11.0	$11.8	$12.3	$8.5	$8.8	$7.6	$7.4	$7.7	$7.8	$8.6
Average common equity	$1.1	$1.0	$1.1	$0.9	$1.2	$1.1	$1.1	$1.0	$1.0	$1.0	$0.9	$0.9
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (c)(d)	22%	24%	24%	21%	19%	22%	20%	18%	18%	18%	16%	15%
Pretax operating margin (c)	46%	47%	48%	39%	45%	47%	43%	39%	41%	41%	35%	32%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.

Notes:	In the fourth quarter of 2003, based on the actions taken by the Bureau of Public Debt that resulted in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.

Prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TOTAL CORE SECTORS - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (e)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management	$370	$355	$340	$349	$318	$334	$348	$413	$405	$385	$376	$451
Human resources & investor solutions	269	264	232	255	240	245	229	230	233	232	220	231
Institutional trust and custody	111	118	115	110	102	110	105	121	123	124	119	132
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16	18
Transfer revenue	—	1	—	(1)	—	(1)	1	—	—	—	(1)	—

Trust and investment fee revenue	769	762	703	729	675	710	699	780	779	765	730	832
Other fee revenue	123	129	145	134	144	131	164	150	167	154	143	154
Net interest revenue (expense)	178	180	176	164	177	185	170	154	146	151	141	144

Total revenue	1,070	1,071	1,024	1,027	996	1,026	1,033	1,084	1,092	1,070	1,014	1,130
Credit quality expense	2	—	1	3	4	—	1	2	—	—	1	—
Operating expense	751	752	747	792	744	765	821	815	786	778	765	871

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	317	319	276	232	248	261	211	267	306	292	248	259
Income taxes (benefits)	117	117	102	79	87	92	74	94	109	104	79	86

Income (loss) from continuing operations before cumulative effect of accounting change	200	202	174	153	161	169	137	173	197	188	169	173
Cumulative effect of accounting change (a)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	200	202	174	153	161	169	137	173	197	188	169	173
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$200	$202	$174	$153	$161	$169	$137	$173	$197	$188	$169	$173

Average loans	$7.8	$8.2	$8.2	$7.8	$6.7	$6.6	$6.3	$6.2	$6.5	$6.6	$6.1	$6.3
Average assets (b)	$22.6	$22.1	$25.7	$26.5	$28.7	$25.0	$25.7	$24.6	$25.4	$25.7	$26.2	$28.2
Average deposits	$16.3	$15.9	$18.8	$19.8	$20.5	$17.6	$18.3	$17.5	$18.6	$19.2	$19.9	$21.5
Average common equity	$2.6	$2.6	$2.6	$2.5	$3.2	$3.2	$3.2	$3.2	$3.3	$3.2	$3.2	$3.2
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0

Market value of assets under management at period end (in billions)	$610	$588	$562	$581	$566	$612	$625	$657	$679	$679	$670	$707
Market value of assets under administration or custody at period end (in billions)	$2,318	$2,206	$2,202	$2,269	$2,293	$2,504	$2,603	$2,835	$2,935	$2,959	$3,079	$3,340

Return on common equity (c)(d)	31%	31%	27%	24%	20%	21%	17%	21%	24%	24%	21%	21%
Pretax operating margin (c)	30%	30%	27%	23%	25%	26%	20%	25%	28%	27%	24%	23%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.
(e)	The third quarter of 2003 includes a pre-tax charge of $47 million associated with severance ($29 million), software and fixed asset write-downs ($15 million) and other expenses ($3 million).

Notes:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector in the third quarter of 2003, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that resulted in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.

In the fourth quarter of 2004, the Corporation adopted discontinued operations accounting for certain businesses in Australia that were previously included primarily in the Institutional Asset Management sector. The results of these businesses have been removed from the applicable sector and accounted for as discontinued operations. Prior periods have been reclassified.

In the fourth quarter of 2004, expense reimbursements from joint ventures were recorded as other revenue. Previously, expense reimbursements were reported as a reduction of various expenses. The impact of this reclassification was to increase both revenue and expense. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

OTHER ACTIVITY - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr (f)	3rd Qtr	4th Qtr (g)
Revenue:
Investment management	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Human resources & investor solutions	—	—	—	—	—	—	—	—	—	1	1	—
Institutional trust and custody	—	1	(1)	(1)	—	(1)	1	(1)	2	1	—	2
Securities lending revenue	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	—	(1)	—	1	—	1	(1)	—	—	—	1	—

Trust and investment fee revenue	—	—	(1)	—	—	—	—	(1)	2	2	2	2
Other fee revenue	57	40	37	74	49	53	78	80	145	70	76	83
Net interest revenue (expense)	(19)	(25)	(17)	(14)	(19)	(19)	(32)	(30)	(28)	(28)	(26)	(26)

Total revenue	38	15	19	60	30	34	46	49	119	44	52	59
Credit quality expense	2	160	1	3	—	3	(1)	(2)	(7)	—	(1)	(4)
Operating expense	17	3	3	36	19	18	23	31	54	62	34	26

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	19	(148)	15	21	11	13	24	20	72	(18)	19	37
Income taxes (benefits)	8	(53)	5	6	5	5	8	7	25	(6)	6	12

Income (loss) from continuing operations before cumulative effect of accounting change	11	(95)	10	15	6	8	16	13	47	(12)	13	25
Cumulative effect of accounting change (a)	—	—	—	—	(7)	—	—	—	—	—	—	—

Income from continuing operations	11	(95)	10	15	(1)	8	16	13	47	(12)	13	25
Income from discontinued operations after-tax (a)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$11	$(95)	$10	$15	$(1)	$8	$16	$13	$47	$(12)	$13	$25

Average loans	$1.3	$1.5	$1.6	$1.4	$1.5	$1.3	$1.1	$1.1	$1.0	$0.9	$0.9	$0.9
Average assets (b)	$9.0	$10.4	$8.0	$7.2	$6.1	$8.8	$7.3	$7.5	$7.7	$7.6	$7.2	$7.7
Average deposits	$1.2	$2.0	$1.1	$0.9	$0.9	$1.5	$0.9	$0.9	$0.6	$0.6	$0.4	$0.5
Average common equity	$0.9	$0.8	$0.7	$0.8	$0.2	$0.4	$0.3	$0.4	$0.5	$0.5	$0.6	$0.8
Average Tier I preferred equity	$0.8	$0.8	$0.8	$0.8	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (c)(d)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin (c)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.
(e)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s indirect investment in Shinsei Bank. Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of small non-strategic businesses that the Corporation is in the process of exiting.
(f)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the Corporation’s new European headquarters.
(g)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reduction relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

n/m - not meaningful

Note:	As a consequence of the repositioning of the Human Resources & Investor Solutions (HR&IS) sector, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that resulted in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.

In the fourth quarter of 2004, the Corporation adopted discontinued operations accounting for certain businesses in Australia that were previously included primarily in the Institutional Asset Management sector. The results of these businesses have been removed from the applicable sector and accounted for as discontinued operations. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

CONSOLIDATED RESULTS - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (e)	4th Qtr	1st Qtr (f)	2nd Qtr (g)	3rd Qtr	4th Qtr (h)
Revenue:
Investment management	$370	$355	$340	$349	$318	$334	$348	$413	$405	$385	$376	$451
Human resources & investor solutions	269	264	232	255	240	245	229	230	233	233	221	231
Institutional trust and custody	111	119	114	109	102	109	106	120	125	125	119	134
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16	18
Transfer revenue	—	—	—	—	—	—	—	—	—	—	—	—

Trust and investment fee revenue	769	762	702	729	675	710	699	779	781	767	732	834
Other fee revenue	180	169	182	208	193	184	242	230	312	224	219	237
Net interest revenue (expense)	159	155	159	150	158	166	138	124	118	123	115	118

Total revenue	1,108	1,086	1,043	1,087	1,026	1,060	1,079	1,133	1,211	1,114	1,066	1,189
Credit quality expense	4	160	2	6	4	3	—	—	(7)	—	—	(4)
Operating expense	768	755	750	828	763	783	844	846	840	840	799	897

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	336	171	291	253	259	274	235	287	378	274	267	296
Income taxes (benefits)	125	64	107	85	92	97	82	101	134	98	85	98

Income (loss) from continuing operations before cumulative effect of accounting change	211	107	184	168	167	177	153	186	244	176	182	198

Cumulative effect of accounting change (a)	—	—	—	—	(7)	—	—	—	—	—	—	—

Income from continuing operations	211	107	184	168	160	177	153	186	244	176	182	198

Income from discontinued operations after-tax (a)	5	2	7	(2)	1	(2)	28	(2)	1	—	1	(6)

Net income (loss)	$216	$109	$191	$166	$161	$175	$181	$184	$245	$176	$183	$192

Average loans	$9.1	$9.7	$9.8	$9.2	$8.2	$7.9	$7.4	$7.3	$7.5	$7.5	$7.0	$7.2
Average assets (b)	$33.0	$33.4	$34.2	$34.2	$35.3	$34.3	$33.4	$32.4	$33.2	$33.4	$33.9	$35.9
Average deposits	$17.5	$17.9	$19.9	$20.7	$21.4	$19.1	$19.2	$18.4	$19.2	$19.8	$20.3	$22.0
Average common equity	$3.5	$3.4	$3.3	$3.3	$3.4	$3.6	$3.5	$3.6	$3.8	$3.7	$3.8	$4.0
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0

Market value of assets under management at period end (in billions)	$610	$588	$562	$581	$566	$612	$625	$657	$679	$679	$670	$707

Market value of assets under administration or custody at period end (in billions)	$2,318	$2,206	$2,202	$2,269	$2,293	$2,504	$2,603	$2,835	$2,935	$2,959	$3,079	$3,340
Return on common equity (c)(d)	25%	13%	22%	20%	19%	20%	17%	20%	26%	19%	19%	20%
Pretax operating margin (c)	30%	16%	28%	23%	25%	26%	22%	25%	31%	25%	25%	25%

(a)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(b)	Consolidated average assets includes average assets of discontinued operations (including the assets of the fixed income trading business) of $0 in the first, second, third and fourth quarters, respectively of 2004, $0.5 billion, $0.4 billion, $0.4 billion and $0.3 billion for the first, second, third and fourth quarters, respectively of 2003, and $1.4 billion, $0.9 billion, $0.5 billion and $0.5 billion for the first, second, third and fourth quarters, respectively, of 2002.
(c)	On a continuing operations basis.
(d)	Ratios are annualized.
(e)	The third quarter of 2003 includes a pre-tax charge of $50 million associated with severance ($29 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).
(f)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s indirect investment in Shinsei Bank. Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of small non-strategic businesses that the Corporation is in the process of exiting.
(g)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the Corporation’s new European headquarters.
(h)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reduction relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

Notes:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operation. And, as a consequence of the repositioning of the HR&IS sector in the third quarter of 2003, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that resulted in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.

In the fourth quarter of 2004, the Corporation adopted discontinued operations accounting for certain businesses in Australia that were previously included primarily in the Institutional Asset Management sector. The results of these businesses have been removed from the applicable sector and accounted for as discontinued operations. Prior periods have been reclassified.

In the fourth quarter of 2004, expense reimbursements from joint ventures were recorded as other revenue. Previously, expense reimbursements were reported as a reduction of various expenses.

The impact of this reclassification was to increase both revenue and expense. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2002				2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Investment management	$370	$355	$340	$349	$318	$334	$348	$413	$405	$385	$376	$451
Human resources & investor solutions	269	264	232	255	240	245	229	230	233	233	221	231
Institutional trust & custody	111	119	114	109	102	109	106	120	125	125	119	134
Securities lending revenue	19	24	16	16	15	22	16	16	18	24	16	18

Trust and investment fee revenue (a)	769	762	702	729	675	710	699	779	781	767	732	834
Cash management revenue	64	67	71	71	72	71	83	83	78	79	77	74
Foreign exchange revenue	35	37	44	30	38	28	42	39	57	50	37	41
Financing-related revenue	34	38	34	41	32	38	30	41	35	30	32	41
Equity investment revenue (b)	21	(5)	(23)	(21)	3	(18)	3	6	98	9	24	29
Other revenue	17	20	18	45	28	32	56	37	32	39	39	41

Total fee and other revenue	940	919	846	895	848	861	913	985	1,081	974	941	1,060
Gains on the sales of securities	—	—	28	31	11	21	18	12	—	8	—	—

Total noninterest revenue (non-FTE)	$940	$919	$874	$926	$859	$882	$931	$997	$1,081	$982	$941	$1,060

FTE impact	9	12	10	11	9	12	10	12	12	9	10	11

Total noninterest revenue (FTE)	$949	$931	$884	$937	$868	$894	$941	$1,009	$1,093	$991	$951	$1,071

Fee revenue as a percentage of fee and net interest revenue (FTE) (b)	86%	86%	84%	86%	84%	84%	87%	89%	90%	89%	89%	90%

Market value of assets under management at period end (in billions)	$610	$588	$562	$581	$566	$612	$625	$657	$679	$679	$670	$707

Market value of assets under administration or custody at period end (in billions)	$2,318	$2,206	$2,202	$2,269	$2,293	$2,504	$2,603	$2,835	$2,935	$2,959	$3,079	$3,340

S&P 500 Index -period end	1147	990	815	880	848	975	996	1112	1126	1141	1115	1212

S&P 500 Index - daily average	1132	1070	895	887	861	938	1000	1056	1133	1123	1104	1163

(a)	Amounts do not necessarily agree with those presented in Business Sectors which include net interest revenue / (expense) and revenue transferred between sectors under revenue transfer agreements. Additionally, sector amounts are reported on a fully taxable equivalent (FTE) basis.
(b)	The first quarter of 2004 included a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s indirect investment in Shinsei Bank.

Excluding this gain, fee revenue as a percentage of fee and net interest revenue (FTE) would have totaled 89%.

Notes:	For analytical purposes, the term “fee revenue”, as utilized throughout this report, is defined as total noninterest revenue (including equity investment revenue) less gains on the sales of securities.

In the fourth quarter of 2004, the Corporation adopted discontinued operations accounting for certain businesses in Australia that were previously included primarily in the Institutional Asset Management sector. The results of these businesses have been removed from the applicable sector and accounted for as discontinued operations. Prior periods have been reclassified.

In the fourth quarter of 2004, expense reimbursements from joint ventures were recorded as other revenue. Previously, expense reimbursements were reported as a reduction of various expenses. The impact of this reclassification was to increase both revenue and expense. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

OPERATING EXPENSE

	2002				2003				2004
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (b)	4th Qtr	1st Qtr (c)	2nd Qtr (d)	3rd Qtr	4th Qtr (e)
Staff Expense:
Compensation	$321	$317	$317	$343	$323	$318	$347	$321	$312	$316	$320	$340
Incentive (a)	111	94	82	97	65	76	86	116	105	94	90	126
Employee benefits	37	39	32	40	58	57	58	58	73	67	68	66

Total staff expense	469	450	431	480	446	451	491	495	490	477	478	532
Professional, legal and other purchased services	84	95	104	108	94	111	111	115	106	112	105	126
Net occupancy expense	63	60	62	60	64	65	68	68	69	92	67	56
Equipment expense	55	51	50	58	52	49	68	57	52	52	52	53
Business development	32	34	32	33	25	26	27	30	25	26	25	27
Communications expense	28	30	25	27	27	29	24	26	28	27	23	28
Amortization of intangible assets	3	3	4	4	5	4	5	4	5	4	5	7
Other expense	34	32	42	58	50	48	50	51	65	50	44	68

Total operating expense	$768	$755	$750	$828	$763	$783	$844	$846	$840	$840	$799	$897

(a)	Effective January 1, 2003, the Corporation began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure.” Stock option expense totaled less than $1 million in the first, second, third quarters and approximately $1 million in the fourth quarter of 2003 and approximately $4 million, $4 million, $5 million, $5 million, respectively, in the first, second, third and fourth quarters of 2004.
(b)	The third quarter of 2003 includes charges related to the Human Resources & Investor Solutions sector of $50 million associated with severance ($29 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).
(c)	The first quarter of 2004 includes a charge of $19 million associated with a writedown of small non-strategic businesses that the Corporation is in the process of exiting.
(d)	The second quarter of 2004 includes a $24 million charge relating to vacating 10 leased locations in London and moving into the Corporation’s new European headquarters. Nearly all of the charge was recorded as occupancy expense in the table above.
(e)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reduction relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building. Nearly all of the reduction was recorded as occupancy expense in the table above.

Note:	In the fourth quarter of 2004, the Corporation adopted discontinued operations accounting for certain businesses in Australia that were previously included primarily in the Institutional Asset Management sector. The results of these businesses have been removed from the applicable sector and accounted for as discontinued operations. Prior periods have been reclassified.

In the fourth quarter of 2004, expense reimbursements from joint ventures were recorded as other revenue. Previously, expense reimbursements were reported as a reduction of various expenses. The impact of this reclassification was to increase both revenue and expense. Prior periods have been reclassified.

Prior periods sector data also reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONPERFORMING ASSETS

	2002				2003				2004
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Nonperforming loans:
Commercial and financial	$55	$151	$55	$54	$42	$57	$51	$49	$48	$11	$17	$25
Personal	2	4	5	3	3	3	2	2	2	3	3	4
Commercial real estate	3	11	7	—	—	—	—	—	1	—	—	—
Lease finance assets	14	9	—	—	—	—	9	—	—	—	—	—

Total nonperforming loans	74	175	67	57	45	60	62	51	51	14	20	29
Total acquired property	1	1	2	2	1	1	1	1	—	1	1	—

Total nonperforming assets	$75	$176	$69	$59	$46	$61	$63	$52	$51	$15	$21	$29

Nonperforming loans as a percentage of total loans	0.77%	1.78%	0.72%	0.68%	0.58%	0.77%	0.86%	0.69%	0.68%	0.20%	0.30%	0.43%

Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	3.00%	7.55%	3.14%	2.66%	2.01%	2.51%	2.48%	2.09%	1.99%	0.56%	0.82%	1.08%

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

	2002				2003				2004
($ millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Reserve Activity:
Loan losses	96	106	242	127	127	114	113	110	103	94	96	98
Unfunded commitments	42	32	51	52	52	64	66	71	75	77	73	71

Reserve at beginning of period	$138	$138	$293	$179	$179	$178	$179	$181	$178	$171	$169	$169

Total credit losses	(2)	(5)	(88)	(2)	(1)	(1)	(2)	(2)	—	(2)	(1)	(1)
Total recoveries	1	1	3	8	10	1	4	2	—	2	1	2

Sub-total - net credit recoveries (losses)	$(1)	$(4)	$(85)	$6	$9	$—	$2	$—	$—	$—	$—	$1

Credit losses on loans transferred to held for sale	(2)	(3)	(30)	(4)	(11)	(2)	—	(3)	—	—	—	—

Total net credit recoveries (losses)	$(3)	$(7)	$(115)	$2	$(2)	$(2)	$2	$(3)	$—	$—	$—	$1

Impact of disposals and acquisitions	(1)	2	—	—	—	—	—	—	—	—	—	—
Securitizations	—	—	—	(2)	—	—	—	—	—	(2)	—	(1)
Loss on sale of commitments	—	—	(1)	(6)	(3)	—	—	—	—	—	—	—
Provision for credit losses	4	160	2	6	4	3	—	—	(7)	—	—	(4)

Reserve at end of period	$138	$293	$179	$179	$178	$179	$181	$178	$171	$169	$169	$165

Reserve for loan losses	$106	$242	$127	$127	$114	$113	$110	$103	$94	$96	$98	$98
Reserve for unfunded commitments	32	51	52	52	64	66	71	75	77	73	71	67

Reserve at end of period	$138	$293	$179	$179	$178	$179	$181	$178	$171	$169	$169	$165

Reserve for loan losses as a percentage of total loans (a)	1.11%	2.47%	1.36%	1.51%	1.46%	1.46%	1.52%	1.37%	1.27%	1.39%	1.40%	1.45%

Reserve for unfunded commitments as a percentage of unfunded commitments (a)	0.13%	0.21%	0.22%	0.25%	0.32%	0.35%	0.39%	0.44%	0.46%	0.47%	0.47%	0.47%

Annualized net credit losses to average loans	0.15%	0.26%	4.64%	-0.08%	0.09%	0.11%	-0.12%	0.21%	0.00%	0.00%	0.00%	-0.03%

(a)	At period end.